As filed with the Securities and Exchange Commission on October 11, 2000.

                                                     REGISTRATION  NO. 333-29537

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)

               DELAWARE                                     64-0844345
     (State or other jurisdiction                        (I.R.S. Employer
   of incorporation or organization)                  Identification Number)

                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
                                 (601) 442-1601
                    (Address of Principal Executive Offices)

                                   ----------

                            CALLON PETROLEUM COMPANY
                            1996 STOCK INCENTIVE PLAN
                              (Full Title of Plan)


                                JOHN S. WEATHERLY
                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
                       (Name and address of Agent Service)

                                 (601) 442-1601
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                            HAYNES AND BOONE, L.L.P.
                           1000 LOUISIANA, SUITE 4300
                              HOUSTON, TEXAS 77002
                            ATTN: GEORGE G. YOUNG III
                                 (713) 547-2000

                                   ----------

                                      NOTE

         The purpose of this Post-Effective Amendment No. 2 is to deregister 300,000 shares of common stock issuable under the Callon Petroleum Company 1996 Stock Incentive Plan, which were registered pursuant to Post-Effective Amendment No. 1 to Form S-8, filed on February 5, 1999.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.           EXHIBITS

         EXHIBIT NUMBER
         AND DESCRIPTION

         (24)     Power of attorney

                  24.1     Power of attorney*

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*   Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Natchez, State of Mississippi, on October 10, 2000.

                                   CALLON PETROLEUM COMPANY


                                   By:  /s/ Fred L. Callon
                                      ------------------------------------------
                                        Fred L. Callon, Chief Executive Officer
                                        and President


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on October 10, 2000.

                         SIGNATURE                                           TITLE
                         ---------                                           -----
/s/ Fred L. Callon*                                        Chief Executive Officer and President
------------------------------------------------           (Principal Executive Officer)
                      Fred L. Callon

/s/ John S. Weatherly*                                     Senior Vice President and Chief Financial
------------------------------------------------           Officer
                     John S. Weatherly                     (Principal Accounting and Financial Officer)

/s/ Dennis W. Christian*                                   Director, Senior Vice President and
------------------------------------------------           Chief Operating Officer
                    Dennis W. Christian

/s/ John S. Callon*                                        Director
------------------------------------------------
                      John S. Callon

                                                           Director
------------------------------------------------
                         Leif Dons

/s/ Robert A. Stanger*                                     Director
------------------------------------------------
                     Robert A. Stanger

                         SIGNATURE                          TITLE
                         ---------                        ---------
/s/ John C. Wallace*                                       Director
------------------------------------------------
                     John C. Wallace

/s/ B. F. Weatherly*                                       Director
------------------------------------------------
                      B.F. Weatherly

/s/ Richard O. Wilson*                                     Director
------------------------------------------------
                     Richard O. Wilson

         * By Fred L. Callon, attorney-in-fact

           /s/ Fred L. Callon
         -----------------------------------------
           Fred L. Callon, attorney-in-fact

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

 24.1                    Power of attorney*


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*   Previously filed.